Exhibit 10.3

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is dated as of September 24, 2025, by and among (together with their respective representatives, successors, and assigns, “Secured Party”), DOGEHASH TECHNOLOGIES, INC., a Nevada corporation (together with all of its current and future, direct and/or indirect, wholly owned and/or partially owned subsidiaries and their respective successors and assigns, collectively, the “Debtor”) and THUMZUP MEDIA CORPORATION, a Nevada corporation (together with all of its current and future, direct and/or indirect, wholly owned and/or partially owned subsidiaries and their respective successors and assigns, as lender under the certain Senior Secured Promissory Note dated September __, 2025 (herein defined) (“ThumzUp”).

R E C I T A L S

WHEREAS, the Debtor is obligated to Secured Party under the provisions of that Secured Promissory Note made as of June 24, 2025 among the Debtor and Secured Party (the “Secured Party Note”), a copy of which is attached hereto as Exhibit A;

WHEREAS, the Debtor and Secured Party entered into a First Amendment to the Subordinated Note as of July 18, 2025, a copy of such First Amendment being attached hereto as Exhibit B (the “First Amendment to the Secured Party Note”), such Secured Party Note, as amended by the First Amendment to the Secured Party Note being hereinafter collectively referred to as the “June 2025 Secured Promissory Note”;

WHEREAS, pursuant to a Senior Secured Promissory Note made as of the date hereof, the Debtor has issued to ThumzUp a Senior Secured Promissory Note, in the aggregate principal amount of $2,500,000 (hereinafter, the “September 2025 Senior Secured Promissory Note”), which September 2025 Senior Secured Promissory Note will directly benefit the Secured Party;

WHEREAS, the September 2025 Senior Secured Promissory Note, together with the various other documents, instruments and agreements executed in connection therewith, including this Agreement, the Security Agreement and the Waiver Agreement (herein defined) as they may from time to time be extended, amended, modified, including without limitation modifications increasing or decreasing the amount of any financial accommodation or facility now or hereafter provided thereunder, supplemented, refinanced, renewed, substituted, replaced and/or redated made from time to time being hereinafter collectively referred to as the “September 2025 Note Transaction Documents”;

WHEREAS, Debtor and ThumzUp are parties to a certain Agreement and Plan of Merger, dated as of August 18, 2025 (the “Merger Agreement”), which Merger Agreement contains certain covenants and representations of the Parties (the “Covenants”), including, without limitation, Section 7.01 thereof which provides, inter alia, that Debtor would not, without the prior written consent of ThumzUp, issue any debt securities or incur indebtedness for borrowed money (“Additional Debt”) that, when included with all other indebtedness for borrowed money of Debtor at any given time, exceeds $500,000 (7.01(l) thereof)(other than indebtedness that had been disclosed at the time of the Merger Agreement, to wit, the June 2025 Secured Promissory Note;

WHEREAS, as a condition to ThumzUp’s consent to the incurrence of the Additional Debt by the Debtor, that each of the Secured Party and Debtor execute and delivers this Agreement to and with ThumzUp, which provides that the security interest of the Secured Party (and any other lender that may have a security interest in the assets of the Debtor, if any) be subordinated to the senior security interest to be granted to ThumzUp with respect to the assets to be purchased with the proceeds of the loan being made pursuant to the September 2025 Senior Secured Promissory Note (the “New Assets”); and

NOW, THEREFORE, in order to induce ThumzUp to consent to the Debtor issuing the September 2025 Senior Secured Promissory Note and incurring the Additional Debt, and in consideration therefor, and in consideration of the mutual covenants set forth herein, the Secured Party and the Debtor hereby agree for the benefit of ThumzUp as follows:

A. Factual Statements Are True and Correct. The Debtor and the Secured Party hereby represent and warrant that all factual statements set forth in the various recitals and “WHEREAS” clauses of this Agreement are true and correct and are incorporated herein as if each one were herein set forth at length. The Debtor hereby represents and warrants that all the representations and warranties set forth in the documents executed in connection with the June 2025 Secured Promissory Note are true and correct and the covenants, in each case, have been fulfilled and are incorporated herein as if each one were herein set forth at length.

B. Definitions.

(1) The terms “Debtor”, “Secured Party”, “ThumzUp”, “June 2025 Secured Promissory Note”, “September 2025 Senior Secured Promissory Note”, “September 2025 Note Transaction Documents”, “Merger Agreement”, “Covenants” and “Additional Debt” shall have the meaning given those terms in the various “Whereas” clauses that precede the substantive terms of this Agreement.

(2) “Insolvency Event”: (a) The Debtor or any of its Subsidiaries commencing any case, proceeding or other action: (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of the Debtor, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts; or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Debtor or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (b) there being commenced against the Debtor or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which: (1) results in the entry of an order for relief or any such adjudication or appointment; or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against the Debtor or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) the Debtor or any of its Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) the Debtor or any of its Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

Subordination Agreement

(3) “Junior Collateral” shall mean all collateral, security or guarantees granted or pledged at any time or from time to time to the Secured Party to secure payment of the June 2025 Secured Promissory Note.

(4) “Junior Loan Documents” means all documents, instruments and agreements executed in connection with the June 2025 Secured Promissory Note, as they may from time to time be extended, amended, modified, supplemented, refinanced, renewed, substituted, replaced and/or redated made from time to time with the consent of ThumzUp. To be free from doubt, there are no Junior Loan Documents extant other than the June 2025 Secured Promissory Note.

(5) “Senior Collateral” shall mean the collateral and security granted or pledged to ThumzUp on the New Assets to secure payment of the September 2025 Senior Secured Promissory Note.

(6) “Senior Debt” shall mean all of the Obligations (as that term is defined in the Security Agreement) and all other indebtedness, liabilities and obligations of the Debtor to ThumzUp, whether now existing or hereafter arising, including, without limitation, the September 2025 Senior Secured Promissory Note, and any and all other loans, advances, debts, liabilities, obligations, covenants and duties now or hereafter owing by the Debtor to ThumzUp.

(7) “Subordinated Debt” means the amount of June 2025 Secured Promissory Note (and the accrued unpaid interest thereon and any other sums due thereunder), plus all of the other indebtedness, liabilities and obligations of the Debtor to the Secured Party, whether now existing or hereafter arising, including, without limitation, any and all other loans, advances, debts, liabilities, obligations, covenants and duties now or hereafter owing by the Debtor to the Secured Party.

C. Payment and Lien Non-contestability and Subordination.

(1) The payment of any and all of the principal amount or interest on, and any fees, costs, expenses, or any other payment in respect of the Subordinated Debt is hereby expressly subordinated and made junior until 10 days after the indefeasible payment of the Senior Debt, including without limitation, all principal, all interest, all prepayment premiums, fees, costs, expenses and any other amounts due on the September 2025 Senior Secured Promissory Note.

(2) The Secured Party recognizes, acknowledges, and agrees not to contest that the UCC financing statements naming Debtor as “debtor” and ThumzUp as “secured party” with respect to the New Assets previously filed to secure payment of the September 2025 Senior Secured Promissory Note, and any other Lien of ThumzUp with respect to the New Assets shall be validly obtained and maintained and first and prior to any filing made now or hereafter by the Secured Party regardless of the order of recordation of any UCC financing statement or otherwise.

Subordination Agreement

(3) The Secured Party hereby subordinates its security interest in the New Assets to the security interest of ThumzUp in the New Assets and the Secured Party agrees that its security interest, whenever granted and/or perfected in the New Assets, will be inferior, junior and secondary to the security interests held by ThumzUp in the New Assets.

(4) Upon the occurrence of an Event of Default, as defined in the September 2025 Senior Secured Promissory Note, then and in any such event no further payments may be made toward or in connection with any Subordinated Debt, including the June 2025 Secured Promissory Note (by distribution of any character, whether in cash, securities, obligations or other property) until either: (i) the conditions giving rise to the Event of Default have been cured or waived in writing by ThumzUp; or (ii) all of the Senior Debt is indefeasibly paid in full in accordance with the terms hereof and the September 2025 Senior Secured Promissory Note.

(5) If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Secured Party in contravention of the terms of paragraph 3 of Section C of this Agreement above or this Agreement generally, such payment, distribution or security shall not be commingled with any asset of the Secured Party, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to ThumzUp, or its representative, for application to the payment of any portion of the Senior Debt, including September 2025 Senior Secured Promissory Note, remaining unpaid, until all of the Senior Debt, including September 2025 Senior Secured Promissory Note, shall have been paid in full.

D. Restrictions on the Secured Party and Acknowledgements by the Secured Party. Prior to the indefeasible payment in full of the Senior Debt, including September 2025 Senior Secured Promissory Note, in accordance with the terms hereof and the September 2025 Senior Secured Promissory Note, and notwithstanding anything contained in any of the Junior Loan Documents to the contrary, the Secured Party shall not, without the prior written consent of ThumzUp, do any of the following and the Secured Party hereby acknowledges, consents to, and waives, as applicable, any of the following actions taken by ThumzUp:

(1) amend, modify or supplement or agree to any amendment, modification or supplement of, or to, the Subordinated Debt or any of the Junior Loan Documents in any manner that affects the New Assets;

(2) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Debt or any interest therein to any other Person (a “Transferee”) or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Debt in favor of any Transferee unless; (a) such action is made expressly subject to this Agreement; and (b) the Transferee expressly acknowledges to ThumzUp, by a writing in form and substance satisfactory to ThumzUp, the subordination provided for herein and agrees to be bound by all of the terms hereof;

Subordination Agreement

(3) commence, join or participate with any creditors other than ThumzUp in commencing any case or proceeding referred to in the definition of Insolvency Event;

(4) accelerate the maturity of all or any portion of the Subordinated Debt or seek to prepay all or any portion of the Subordinated Note, or take any action towards collection of all or any portion of the Subordinated Debt or enforcement of any rights, powers or remedies under the Junior Loan Documents or other agreements entered into pursuant thereto upon the occurrence of any event of default under and as defined in any of the Junior Loan Documents or any event, which with the passage of time, or giving of notice, or both would constitute such a default, or for any other reason whatsoever;

(5) Take any action towards seizure, foreclosure, or collection of all or any portion of the Junior Collateral or enforcement of any rights, powers or remedies under the Junior Loan Documents or other agreements entered into pursuant thereto, or under applicable law, against the Junior Collateral or against the Debtor;

(6) Will not: (a) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or otherwise take or permit any action prejudicial to or inconsistent with ThumzUp’s priority position over the Secured Party that is created by this Agreement; or (b) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure; or (c) contest, protest or object to any Senior Transaction Document or any other exercise by ThumzUp of any rights and remedies under any Senior Transaction Documents, including, without limitation, prior to or in any foreclosure proceeding, post petition financing, use of cash collateral or action brought by ThumzUp and acknowledges that ThumzUp shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and the Senior Transaction Documents and ThumzUp shall not be required to marshal any Collateral;

(7) By way of illustration but not limitation, in the event of an Insolvency Proceeding in the Secured Party.

(a) Full Payment of all Senior Debt shall occur before any distribution shall be made to the Secured Party from or on account of any Collateral or any Credit Party in respect of any Subordinated Debt.

(b) Any distribution which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be delivered to Agent to be applied to the Senior Debt. The Secured Party irrevocably authorizes, empowers, and directs any debtor, debtor-in-possession, receiver, trustee, liquidator, custodian, conservator or other person having authority, to pay or otherwise deliver all such Distributions to Agent as set forth above. The Secured Party also irrevocably authorizes and empowers Agent, in the name of the Secured Party, to demand, sue for, collect and receive any and all such Distributions.

(c) The Secured Party agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of any portion of the Senior Debt or any liens or security interests securing any portion of the Senior Debt.

Subordination Agreement

(d) The Secured Party agrees that ThumzUp may consent to the use of cash collateral of, or provide debtor-in-possession financing to, any Credit Party on such terms and conditions and in such amounts as ThumzUp, in its sole discretion, may decide and, in connection therewith, any Credit Party may grant to ThumzUp liens and security interests upon the Collateral, which liens and security interests (i) shall secure payment of all Senior Debt owing to ThumzUp (whether such Senior Debts arose prior to the commencement of such Insolvency Proceeding or at any time thereafter) and all other financing provided by ThumzUp during such Insolvency Proceeding and (ii) shall be superior in priority to all liens in favor of the Secured Party on the Collateral. The Secured Party agrees not to assert any right it may have to “adequate protection” of its interest in any Collateral in such Insolvency Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral. The Secured Party agrees that it will not provide, or offer to provide, any debtor-in-possession financing to any Credit Party without the prior written consent of Agent.

(e) The Secured Party agrees that the Secured Party will not object to or oppose, and will consent to, a sale or other disposition of any Collateral of any Credit Party securing all of any part of the Senior Debt free and clear of security interests, liens or other claims of the Secured Party under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if ThumzUp has consented to such sale or disposition.

(f) The Secured Party agrees not to vote for any plan of reorganization that does not provide for the prior payment in full of the Senior Debt or otherwise vote its claims or interests in any Insolvency Proceeding with respect to any Credit Party (including voting for, or supporting, confirmation of any plans of reorganization) in a manner that would be inconsistent with the Secured Party’s covenants and agreements contained herein.

(g)The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of ThumzUp and the Secured Party even if all or part of the Senior Debt or the liens or security interests securing the Senior Debts are subordinated, set aside, avoided, invalidated, or disallowed in connection with any such Insolvency Proceeding. This Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder

(h) The parties acknowledge and agree that (i) the claims and interests of ThumzUp under the Senior Documents are substantially different from the claims and interests of the Secured Party under the Subordinated Documents and (ii) such claims and interests should be treated as separate classes for purposes of Section 1122 of the Bankruptcy Code.

(8) In exercising rights and remedies with respect to the Collateral, ThumzUp may enforce any of the provisions of the Senior Transaction Documents, all in such order and in such manner as it may determine in the exercise of its sole commercially reasonable business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction;

Subordination Agreement

(9) Any money, property or securities realized upon the sale, disposition or other realization by ThumzUp upon all or any part of the Collateral, shall be applied by ThumzUp in the following order:

(a) First, to the payment in full of all reasonable and documented costs and expenses (including, without limitation, attorneys’ fees and disbursements) paid or incurred by ThumzUp in connection with such realization on the Collateral or the protection of their rights and interests therein;

(b) Second, to the payment in full of all Senior Debt in such order as ThumzUp may elect in its sole discretion;

(c) Third, to the payment in full of all Subordinated Debt in such order as the Secured Party may elect in its sole discretion which are secured by such Collateral, which shall be paid to the Secured Party; and

(d) Fourth, to pay to the Debtor, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

(10) Consents that, without the necessity of any reservation of rights against the Secured Party, and without notice to or further assent by the Secured Party:

(a) any demand for payment of any Senior Debt made by ThumzUp may be rescinded in whole or in part by ThumzUp, and any Senior Debt may be continued, and the Senior Debt, or the liability of the Debtor or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Debtor or any other party under the Senior Loan Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by ThumzUp; and

(b) the Senior Loan Agreements, the Senior Notes and any other Senior Transaction Document may be amended, modified, supplemented or terminated, in whole or in part, as ThumzUp may deem advisable from time to time, and any collateral security at any time held by ThumzUp for the payment of any of the Senior Debt may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Secured Party, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

(11) (a) Waives any and all notice of, as applicable, the creation, renewal, extension or accrual of any of the Senior Debt and notice of or proof of reliance by ThumzUp upon this Agreement; (b) acknowledges that ThumzUp’s decision not to accelerate the Senior Debt under the Senior Transaction Documents shall be deemed conclusively to have been made in reliance upon this Agreement, and all current dealings between the Debtor and ThumzUp shall be deemed to have been consummated in reliance upon this Agreement; (c) acknowledges and agrees that ThumzUp has relied upon the subordination provided for herein in continuing the Senior Debt and continuing to make funds available to the Debtor thereunder; and (d) waives notice of or proof of protest, demand for payment and notice of default.

Subordination Agreement

(12) Acknowledges that all rights and interests of ThumzUp hereunder, and all agreements and obligations of the Secured Party and the Debtor hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Transaction Documents or any other Senior Transaction Documents;

(b) any change in the time, in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Loan Agreements or any other Senior Transaction Documents;

(c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Debt or any guarantee thereof; or

(d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Debtor in respect of the Senior Debt, or of either the Secured Party or the Debtor in respect of this Agreement.

E. Miscellaneous.

(1) Subrogation. The Secured Party agrees that it shall not seek to assert or attempt to enforce any right of subrogation it may acquire until indefeasible payment in full of the Senior Debt has occurred in accordance with the terms hereof and the applicable Senior Transaction Documents.

(2) No Waiver; Cumulative Remedies. No failure on the part of ThumzUp to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder or under any Senior Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to ThumzUp.

(3) Financial Condition of the Debtor. The Secured Party shall not have any right to require ThumzUp to obtain or disclose any information with respect to: (i) the financial condition or character of Debtor or the ability of Debtor to pay and perform any or all of the Senior Debt; (ii) the Collateral or other security for any or all of the Senior Debt; (iii) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (iii) any action or inaction on the part of ThumzUp; or (iv) any other matter, fact, or occurrence whatsoever.

Subordination Agreement

(4) Release of Liens. If, and as applicable, the Secured Party hereby releases any and all Liens it has obtained upon the Collateral, and, if the Secured Party shall obtain a Lien upon the Collateral, and Debtor (with the consent of ThumzUp) or ThumzUp, intends to sell or otherwise dispose of any Collateral, the Secured Party shall, upon ThumzUp’s request, execute and deliver such instruments as may reasonably be necessary to terminate and release any Lien the Secured Party has in the Collateral to be sold or otherwise disposed of. If the Secured Party fails to execute and deliver such instruments as may be reasonably necessary to terminate and release any Lien the Secured Party has in the Collateral to be sold or otherwise disposed of within ten (10) days after request from Lender, the Secured Party shall be deemed to have released any Lien it may have in such Collateral and to have authorized ThumzUp or its agents to file releases with respect to such Collateral.

(5) Conflicts. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant of the Subordinated Debt, or any document executed in connection therewith or the indebtedness evidenced thereby, the provisions of this Agreement shall control and govern.

(6) Amendments Only in Writing. This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by all parties hereto.

(7) Waivers Only in Writing. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced.

(8) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

(9) Successors and Assigns. This Agreement shall be binding upon Debtor and the Secured Party and their respective permitted successors, assignees, heirs and legal representatives, and shall inure to the benefit of ThumzUp and its successors and assigns. The Secured Party shall not assign the Subordinate Debt to any Person without ThumzUp’s written consent.

(10) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to conflict of laws principles.

(11) Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via receipted confirmed email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a business day; (b) the next Business Day after the date of transmission, if such notice or communication is delivered via receipt confirmed email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business Day’ (c) the second (2nd) business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, receipt acknowledged; or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto

Subordination Agreement

(12) Termination. This Agreement shall terminate only upon the indefeasible payment in full of the Senior Debt or the conversion in full of the Senior Debt in accordance with the terms of the Senior Notes in accordance with the terms hereof and the terms of the Senior Transaction Documents and termination of the Senior Transaction Documents.

(13) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in PDF format shall be as effective as delivery of a manually executed counterpart of this Agreement.

(14) Submission to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other document referenced herein whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Senior Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(15) Waiver of Jury Trial. THE DEBTOR, THE SECURED PARTY AND THUMZUP MUTUALLY AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY THE DEBTOR, THE SECURED PARTY OR THUMZUP, ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN OR TRANSACTION DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. DEBTOR, THE SECURED PARTY AND THUMZUP EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH OF THE DEBTOR AND THE SECURED PARTY WAIVES ANY RIGHT EITHER SUCH PARTY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE DEBTOR AND THE SECURED PARTY EACH ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THUMZUP WOULD NOT HAVE CONTINUED TO EXTEND CREDIT TO DEBTOR IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

Subordination Agreement

(16) Transaction Document. Each of the Debtor and the Secured Party acknowledges and agrees that each of this Agreement and Forbearance Agreement shall be deemed to be a Transaction Document, as defined in the Securities Purchase Agreements.

(17) Fees and Expenses. Except as expressly set forth below and in the Senior Transaction Documents to the contrary, each party shall pay the reasonable, documented fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and thereafter as it relates to the performance of this Agreement. The Debtor hereby agrees to pay all direct and indirect costs and expenses of ThumzUp related to the negotiation, due diligence, preparation, closing, and subsequent monitoring of all other items regarding or related to this Agreement and the other senior Transaction Documents and all of the transactions contemplated herein and/or therein, including, but not limited to, the legal fees and expenses of ThumzUp’s legal counsel (collectively, the “ThumzUp’s Expenses”), all of which will be paid upon the execution and delivery of this Agreement or immediately hereafter if incurred post-closing.

(18) Representations and Warranties of the Secured Party. The Secured Party represents and warrants to ThumzUp that:

(a) The Secured Party has the power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement;

(b) this Agreement constitutes a legal, valid and binding obligation of the Secured Party; and

(c) the execution, delivery and performance of this Agreement will not violate any provision of any requirement of law or contractual obligation of the Secured Party and will not result in the creation or imposition of any lien on any of the properties or revenues of the Secured Party pursuant to any requirement of law affecting or any contractual obligation of the Secured Party, except the interest of ThumzUp under this Agreement.

{Signature Page to Follow]

Subordination Agreement

IN WITNESS WHEREOF, this Subordination Agreement has been executed as of the date first above written.

THUMZUP:

THUMZUP MEDIA CORPORATION

By:
Name:
Title:

Address for notice purposes:

Email:

SECURED PARTY:

By:
Name:
Title:

Address for notice purposes:

Email:

DEBTOR:

DOGEHASH TECHNOLOGIES, INC. On its Behalf and on Behalf of all of its Current and Future Subsidiaries (collectively, the Credit Parties)

By:
Name:
Title:

Address for notice purposes:

Email:

Subordination Agreement

EXHIBIT A

Promissory Note

Subordination Agreement
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